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                                            UNITED STATES
                                 SECURITIES AND EXCHANGE COMMISSION
                                       WASHINGTON, D.C. 20549

                                              FORM 8-K

                                           Current Report
                               Pursuant to Section 13 or 15(d) of the
                                   Securities Exchange Act of 1934

                  Date of Report (Date of Earliest Event Reported): April 26, 2002

                                     THE TRANSLATION GROUP, LTD.
                                     ---------------------------
                       (Exact Name of Registrant as Specified in its Charter)

      Delaware                               000-21725                               22-3382869
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(State of Incorporation)               (Commission File Number)                    (IRS Employer
                                                                              Identification Number)

        30Washington Avenue
        Haddonfield, NJ                                                                   08033
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(Address of Principle Executive Offices)                                               (Zip Code)

                                           (856) 354-4755
                                           --------------
                        (Registrant's Telephone Number, Including Area Code)

         (Former Name, Former Address, and Former Fiscal Year, If Changed Since Last Report)

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Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Pursuant to Item 304 of Regulation S-K, the Company makes the following representations:

           Item 304 (a) (1)

(i)      On April 26, 2002, the Company  received a letter dated April 26, 2002 from Wiss & Company,
         LLP ("Wiss"), 354 Eisenhower Parkway,  Livingston, NJ 07039. This letter indicated that, by mutual  agreement,  the  Company  finalized  the  decision  not to retain Wiss to audit the
         Company's financial statements for the year ended March 31, 2002.

(ii)     Wiss's  report on the  Company's  financial  statements  for the prior year did not contain either an adverse  opinion or a disclaimer of opinion,  nor was qualified or modified as to audit scope or accounting  principles.  The opinion was qualified as to the  uncertainty of the ability of the Company to continue as a going concern.

(iii)    The change in accountants was approved by the Board of Directors of the Company.

(iv)     During the Company's most recent fiscal year and  subsequent  interim period up to the date of the change of accountants,  there were no disagreements  with the former  accountants on any matter of  accounting  principle  or  practices,  financial  statement  disclosure,  or auditing scope of procedure, which disagreement(s),  if not resolved to the satisfaction of
         Wiss,  would  have  caused  Wiss  to  make  a  reference  to  the  subject  matter  of  the disagreement(s) in connection with their report.  However,  Wiss did not perform any SAS 71 review for any interim  period  since the year ended March 31,  2001,  such  reviews  being performed by another accountant.

         Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

1.       Letter by the former  independent  accountants in connection with the disclosure under Item
         4. of this Report.

                                             SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  April 29, 2002

THE TRANSLATION GROUP, LTD.

                                                                        By:/s/ Randy G. Morris
                                                                           ------------------------
                                                                           Randy G. Morris
                                                                           President & CEO

                                              EXHIBIT 1

April 26, 2002

Securities and Exchange Commission
450 Fifth Street, NW - Mail Stop 9-5
Washington, D.C.  20549

Re:  The Translation Group, Ltd.
        File Ref. No. 000-21725

We were previously the independent  auditors for The Translation  Group, Ltd. (the  "Company");under the date of August 20, 2001, we reported on the financial  statements of The Translation Group, Ltd.
as at March 31,  2001 and for the year then  ended.  On April 26,  2002,  we agreed not to stand for reappointment  as the  Company's  independent  certifying  accountant.  We have read the  statements included under Item 4 of Form 8-K dated April 26, 2002 of The Translation  Group. Ltd. and we agreed with such statements.

Very truly yours,

/s/

Wiss & Company, LLP